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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                           -----------------------

                                 FORM 8-K/A


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  OCTOBER 1, 2000

                         COMMISSION FILE NUMBER 1-07149


                           INTERNET LAW LIBRARY, INC.
                (Exact name of Company as specified in charter)


                DELAWARE                                      82-0277987
     (State or other jurisdiction of                       (IRS Employer
     incorporation or organization)                        Identification No.)



4301 WINDFERN ROAD, SUITE 200, HOUSTON, TEXAS                  77041-8915
   (Address of principal executive offices)                    (Zip Code)

                       Registrant's telephone number:   (281) 600-6000



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

       Inapplicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

2A:  COMPASS DATA SYSTEMS, INC.

         On July 27, 2000, the Board of Directors of Internet Law Library, Inc. approved the purchase of a controlling interest of Compass Data Systems Inc., a private Nevada corporation, for up to $2.5 million in unregistered shares of Internet Law's common stock. Counsel for the sellers subsequently approved the form of a Stock Purchase Agreement to be entered into with certain individuals for the purchase of their stock. Certain final reviews and negotiations were concluded on August 17, 2000, and the definitive agreements were signed with each of the sellers effective as of October 1, 2000. Under the terms of the Stock Purchase Agreements, Internet Law is obligated to issue an aggregate of 1,676,105 unregistered shares of its common stock, valued at approximately $2.3 million, for approximately 63% of the total outstanding shares of the common stock of Compass Data Systems. These issuances were made in reliance upon the Section 4(2) private placement exemption from registration. None of the sellers received registration rights for the Internet Law shares they received in this transaction.

         Compass Data Systems provides electronic information publishing services in a completely searchable infobase to a wide variety of industries and organizations. Compass Data Systems hosts an Internet site at www.compassdata.com. Using Internet and CD technology, clients can search through endless piles of paper on computer files in seconds, which can represent significant amounts of papered information. These infobases are quickly accessed through a hard drive, CD-ROM or over the Internet.

2B:  VENCO COMPLIANCE, INC.

         On September 28, 2000, the Board of Directors of Internet Law approved the purchase of all of the stock of Venco Compliance, Inc., a private Texas corporation. Internet Law issued an aggregate of 100,000 unregistered shares of its common stock at closing on October 1, 2000, valued then at $90,600. Internet Law has entered into a consulting agreement with a former owner of Venco for $72,000 per year for one year, with a renewal right for a one-year term on each anniversary of the agreement. Internet Law may issue 50,000 additional unregistered shares to the former shareholders of Venco in the future for consulting services. These issuances were made in reliance upon the Section 4(2) private placement exemption from registration. None of the sellers received registration rights for the Internet Law shares they received in this transaction.

         Venco Compliance is in the business of selling compliance and safety training and information such as OSHA regulations to businesses such as dry cleaners and others that deal with hazardous chemicals, biomaterials and other regulated substances.

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ITEM 3: BANKRUPTCY OR RECEIVERSHIP

       Inapplicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

       Inapplicable

ITEM 5: OTHER EVENTS

LITIGATION:

         On September 9, 1999, Loislaw.com, Inc. filed a lawsuit in the District Court of Harris County, Texas, 11th Judicial District (Case No. 1999-45563), against ITIS, National Law and Internet Law. In December 2000 all parties entered into a confidential agreement to settle the litigation.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTOR

       Inapplicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Compass Data Systems and Venco Compliance are not considered to be "significant subsidiaries" based on SEC Rule 3-05. Accordingly, no financial statements are required to be filed at this time.

ITEM 8. CHANGE IN FISCAL YEAR

       Inapplicable

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

EXHIBITS
NO.             DESCRIPTION
--------        -----------
2.10            Stock Purchase Agreement by and between Internet Law and Jeremiah
                Kane, dated July 27, 2000, as amended by that amendment dated effective October 1, 2000 (Incorporated by reference to
                Exhibit 2.10 to the Registrant's Form 8-K filed with the SEC on October 16, 2000).

2.11            Stock Purchase Agreement by and between Internet Law and John
                McHugh, dated July 27, 2000, as amended by that amendment dated effective October 1, 2000 (Incorporated by reference to Exhibit 2.11 to the Registrant's Form 8-K filed with the SEC on October 16, 2000).

2.12            Stock Purchase Agreement by and between Internet Law and Jack Ben
                Ezra, dated July 27, 2000, as amended by that amendment dated effective October 1, 2000 (Incorporated by reference to Exhibit 2.12 to the Registrant's Form 8-K filed with the SEC on October 16, 2000).

2.13 Stock Exchange Agreement by and among Internet Law and all of the shareholders of Venco Compliance, Inc., a Texas corporation, dated effective October 1, 2000 (Incorporated by reference to Exhibit 2.13 to the Registrant's Form 8-K filed with the SEC on October 16, 2000).

10.17           Consulting Agreement by and between Venco Compliance, Inc. and
                Cathryn Tull d/b/a First Choice Consulting, dated October 1,
                2000 (Incorporated by reference to Exhibit 10.17 to the Registrant's Form 8-K filed with the SEC on October 16, 2000).



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              INTERNET LAW LIBRARY, INC.


Date:  December 12, 2000                      By: /s/ Hunter M.A. Carr
                                                 ---------------------
                                                     Hunter M.A.Carr
                                                     President and
                                                     Chief Executive Officer

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                                 Exhibit Index


EXHIBIT
NO.             DESCRIPTION
-------         -----------
2.10            Stock Purchase Agreement by and between Internet Law and Jeremiah
                Kane, dated July 27, 2000, as amended by that amendment dated effective October 1, 2000 (Incorporated by reference to
                Exhibit 2.10 to the Registrant's Form 8-K filed with the SEC on October 16, 2000).

2.11            Stock Purchase Agreement by and between Internet Law and John
                McHugh, dated July 27, 2000, as amended by that amendment dated effective October 1, 2000 (Incorporated by reference to Exhibit 2.11 to the Registrant's Form 8-K filed with the SEC on October 16, 2000).

2.12            Stock Purchase Agreement by and between Internet Law and Jack Ben
                Ezra, dated July 27, 2000, as amended by that amendment dated effective October 1, 2000 (Incorporated by reference to Exhibit 2.12 to the Registrant's Form 8-K filed with the SEC on October 16, 2000).

2.13 Stock Exchange Agreement by and among Internet Law and all of the shareholders of Venco Compliance, Inc., a Texas corporation, dated effective October 1, 2000 (Incorporated by reference to Exhibit 2.13 to the Registrant's Form 8-K filed with the SEC on October 16, 2000).

10.17           Consulting Agreement by and between Venco Compliance, Inc. and
                Cathryn Tull d/b/a First Choice Consulting, dated October 1,
                2000 (Incorporated by reference to Exhibit 10.17 to the Registrant's Form 8-K filed with the SEC on October 16, 2000).
